UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 1, 2019 (Date of earliest event reported)

ARC Document Solutions, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32407 (Commission File Number)	20-1700361 (IRS Employer Identification Number)

12657 Alcosta Blvd, Suite 200, San Ramon, CA (Address of principal executive offices)		94583 (Zip Code)
(925) 949-5100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On May 6, 2019, ARC Document Solutions, Inc. (the “Company”) issued a press release reporting its financial results for the first quarter 2019. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders
On May 1, 2019, ARC Document Solutions, Inc. (the "Company") held its 2019 annual meeting of stockholders. A total of 46,241,865 shares of the Company’s common stock were entitled to vote as of March 4, 2019, which was the record date for the annual meeting. There were 40,684,218 shares present in person or by proxy at the annual meeting. Set forth below are the matters voted upon by the Company’s stockholders at the 2019 annual meeting and the final voting results of each such proposal.

Proposal 1 - Election of Directors
The stockholders elected seven directors, each to serve a one-year term until the Company’s next annual meeting of stockholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Kumarakulasingam Suriyakumar	29,540,024	327,761	10,816,433
Bradford L. Brooks	29,567,102	300,683	10,816,433
Cheryl Cook	29,708,369	159,416	10,816,433
Thomas J. Formolo	29,558,259	309,526	10,816,433
John G. Freeland	29,534,130	333,655	10,816,433
Dewitt Kerry McCluggage	29,417,217	450,568	10,816,433
Mark W. Mealy	29,482,929	384,856	10,816,433

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
40,525,836	153,045	5,337	0

Brokers were permitted to cast stockholder non-votes at their discretion on this proposal.
Proposal 3 - Advisory, Non-Binding Vote on Executive Compensation
The Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for fiscal year 2018, as disclosed in the Company’s 2019 proxy statement. The results of the advisory, non-binding vote were as follows:

For	Against	Abstain	Broker Non-Votes
24,969,412	4,095,181	803,192	10,816,433

Item 8.01. Other Events

On May 1, 2019, ARC's Board of Directors approved a share repurchase program that allows the company to purchase up to $15 million of the company's outstanding common stock through March 31, 2021. Details of the repurchase program are included in the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1       Press Release of ARC Document Solutions, Inc. dated May 6, 2018

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2019	ARC DOCUMENT SOLUTIONS, INC. By: /s/ Jorge Avalos Jorge Avalos Chief Financial Officer

Exhibit Index
Exhibit No.	Description

99.1	ARC Document Solutions, Inc. Press Release dated May 6, 2019.